Exhibit 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Kevin C. Gorman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2019	By:	/s/ Kevin C. Gorman
	Name:	Kevin C. Gorman
	Title:	Chief Executive Officer

In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (Company) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Matthew C. Abernethy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2019	By:	/s/ Matthew C. Abernethy
	Name:	Matthew C. Abernethy
	Title:	Chief Financial Officer